UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2020

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market
Warrants to purchase Common Stock, $0.015 par value per share	DLPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Dolphin Entertainment, Inc. (the “Company”) and certain of its subsidiaries recently executed notes and received loans (collectively, the “PPP Loans”, and each loan, a “PPP Loan”) from BankUnited, N.A., under the Paycheck Protection Program (“PPP”) which was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration. As of April 23, 2020, the amounts of the PPP loans for the Company, Shore Fire Media, Ltd, 42 West LLC, Viewpoint Computer Animation Incorporated and The Door Marketing Group LLC, are $54,900, $322,200, $725,200, $321,000 and $672,700, respectively (each such entity, a “Borrower”). A total of five PPP Loans were made to the Company and its subsidiaries. The proceeds from each PPP Loan will be used in accordance with the terms of the CARES Act program, as described further below. The aggregate amount received under the PPP Loans by the Company and its subsidiaries is approximately $2.1 million. The PPP Loans mature between April 19, 2022 and April 23, 2022 and bear interest at a rate of 1.0% per annum. Commencing November 19, 2020 through November 23, 2020 (the “First Payment Dates”), the Company and its subsidiaries are required to pay the Lender all accrued interest that has not been forgiven. Additionally, beginning on the First Payment Dates and each month thereafter, the Company and its subsidiaries shall make equal monthly payments of principal and accrued interest as necessary to fully amortize the principal amount outstanding by the maturity date. The PPP Loans may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The PPP Loans are unsecured, and all or a portion of the PPP Loans may be forgiven upon application to the Lender for certain expenditure amounts made, including payroll costs, during the 8-week period beginning on the date of first disbursement, in accordance with the requirements under the PPP. The foregoing description of the PPP Loan is qualified in its entirety by reference to the form of Paycheck Protection Program Term Note filed as an exhibit hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Paycheck Protection Program Term Note in favor of BankUnited, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: April 27, 2020	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer